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                                                       Exhibit 10.9(e)


                             SUBORDINATION AGREEMENT

          This Subordination Agreement, made as of June 13, 1996 (this "AGREEMENT"), is by and among Diamond Home Services, Inc. (f/k/a Diamond Exteriors, Inc.) (the "SUBORDINATED CREDITOR"), Diamond Exteriors, Inc. (f/k/a Diamond Home Services, Inc.), a wholly owned subsidiary of the Subordinated Creditor (the "COMPANY"), and American National Bank and Trust Company of Chicago (the "SENIOR CREDITOR"). Capitalized terms used in this Agreement and not otherwise defined have the meanings assigned to such terms in the Loan Agreement (as defined below).

                              W I T N E S S E T H:

          WHEREAS, in connection with the initial public offering of the common stock of the Subordinated Creditor, the Subordinated Creditor will advance funds on an unsecured basis to the Company, which advances will be evidenced by a promissory note made by the Company in favor of the Subordinated Creditor in the original principal amount of approximately $29,000,000 (together with the other documents entered into in connection with such an advance, the "SUBORDINATED LOAN DOCUMENTATION");

          WHEREAS, the whole or part of any amounts which may now or in the future be owing by the Company, or any successor or assignee of the Company, including, without limitation, a receiver or debtor in possession (the term "COMPANY" in this Agreement includes any such successor or assign of the Company) to the Subordinated Creditor under the Subordinated Loan Documentation (whether such amounts represent principal or interest or obligations which are due or not due, direct or indirect, absolute or contingent or guaranteed) are referred to in this Agreement as the "SUBORDINATED DEBT";

          WHEREAS, the Company is indebted to the Senior Creditor as a result of the advance of monies and other extensions of credit by the Senior Creditor to the Company, under the Loan and Security Agreement dated as of February 6, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), between the Company and the Senior Creditor;

          WHEREAS, the Loan Agreement contains provisions prohibiting the Company from incurring any further Indebtedness, including, without limitation, the Subordinated Debt, and in exchange for waiving such prohibitions and consenting to the Subordinated Debt, the Senior Creditor has required that the Subordinated Creditor enter into this Agreement with the Senior Creditor; and

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          WHEREAS, the Subordinated Creditor acknowledges that the loans, advances of monies and other extensions of any financial accommodation and credit to the Company by the Senior Creditor is of value to the Subordinated Creditor;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Subordinated Creditor, the Company and the Senior Creditor agree as follows:

          1. AGREEMENT TO SUBORDINATE. (A) The Subordinated Creditor and the Company agree that the payment and performance of the Subordinated Debt is subordinate, to the extent and in the manner set forth in this Agreement, in right of payment to the prior payment in full of all obligations, Liabilities and indebtedness of the Company to the Senior Creditor whether now existing or in the future arising under the Loan Agreement, the notes issued under the Loan Agreement (collectively the "NOTES"), or the other Financing Agreements (including, without limitation, any Refinancing (as defined below) of the Liabilities), whether for principal, interest (including, without limitation, interest after the filing of a petition initiating any proceeding referred to in SUBSECTION 4(A), whether or not allowed), fees, expenses, indemnities or otherwise, together with all extensions, renewals, modifications or amendments thereof or any part thereof (such obligations along with the Liabilities being the "SENIOR OBLIGATIONS").

          (B) For the purposes of this Agreement, the Senior Obligations are not deemed to have been paid in full until the Senior Creditor has received irrevocable payment of the Senior Obligations in cash and all financing arrangements between the Senior Creditor and the Company have been terminated.

          (C) For purposes of this Agreement, a "REFINANCING" means the incurrence of indebtedness in any amount to refinance, extend or add to the indebtedness and liabilities of the Company to the Senior Creditor under the Loan Agreement and the other Financing Agreements, including, without limitation, additional, new or replacement indebtedness and liabilities from the Senior Creditor and/or other lenders.

          2.  ACKNOWLEDGMENT OF SECURITY INTEREST AND LIEN; PRIORITY OF LIENS.
(A) The Subordinated Creditor acknowledges that, under the Loan Agreement and the other Financing Agreements, the Company has granted the Senior Creditor a valid, perfected and first priority Lien (subject only to Permitted Liens) in and against the Collateral, which Lien secures the full, prompt and complete payment of the Senior Obligations. The Subordinated Creditor further acknowledges that the Company has not granted, and the Subordinated Creditor does not hold, any Lien on the Collateral or any other assets of the Company securing payment of the Subordinated Debt.

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          (B)  Notwithstanding the order or time of creation, acquisition, attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest or Lien on and against any of the Collateral or other assets of the Company, the Lien of the Senior Creditor on and against any of the Collateral or other assets of the Company has priority over any and all Liens securing the Subordinated Debt that may in the future be granted to or held by the Subordinated Creditor on or against any of the Collateral (it being understood that the foregoing does not imply the Company has any right under the Loan Agreement to grant any such Lien) or other assets of the Company.

          (C) The Subordinated Creditor has no right in connection with its Subordinated Debt to possession of any Collateral or any other assets of the Company or to foreclose upon any Collateral or other assets of the Company, whether by judicial action or otherwise, unless and until all of the Senior Obligations have been paid in full.

          (D) The Subordinated Creditor will not contest the validity, perfection, priority or enforceability of the Lien of the Senior Creditor on the Collateral or any other assets of the Company nor the validity, priority, enforceability or amount of the Senior Obligations, in each case as it relates to the Subordinated Debt.

          3. RESTRICTIONS ON PAYMENT OF THE SUBORDINATED DEBT. Until the Senior Creditor has received payment of the Senior Obligations in full and all financing arrangements between the Senior Creditor and the Company have been terminated, the Company will not make, and the Subordinated Creditor will not accept, payments (of any nature whatsoever whether for principal, interest, fees or expenses) or optional redemptions of principal under the Subordinated Debt Documentation; PROVIDED, HOWEVER, that the Company may make principal prepayments and interest payments under the Subordinated Debt so long as (i) no Default or Event of Default has occurred and is continuing and (ii) immediately after giving effect to such prepayment, the Company would be in compliance with each of the financial covenants contained in Section 9 of the Loan Agreement. The Subordinated Loan Documentation may not be modified or amended without the prior written consent of the Senior Creditor which consent shall not be unreasonably withheld or delayed.

          4. IN FURTHERANCE OF SUBORDINATION. (A) Upon any distribution of all or any of the assets of the Company to creditors of the Company upon the dissolution, winding up, liquidation, arrangement or reorganization of the Company, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, any payment

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or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt will be paid or delivered directly to the Senior Creditor for application (in the case of cash) to or as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Obligations until the Senior Obligations have been paid in full.

          (B) If any proceeding referred to in SUBSECTION 4(A) is commenced by or against the Company:

          (i) to the extent the Subordinated Creditor fails to comply with any request of the Senior Creditor under SUBSECTION 4(B)(ii), the Senior Creditor is irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditor or otherwise), but has no obligation, to demand, sue for, collect and receive every payment or distribution referred to in SUBSECTION 4(A) and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting and proving the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Senior Creditor under this Agreement; and

          (ii) the Subordinated Creditor will duly and promptly take such reasonable actions as the Senior Creditor may request (a) to collect the Subordinated Debt for the account of the Senior Creditor and to file and prove appropriate claims or proofs of claim in respect of the Subordinated Debt, (b) to execute and deliver to the Senior Creditor such powers of attorney, assignments or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt and
     (c) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

          (C) All payments or distributions upon or with respect to the Subordinated Debt which are received by the Subordinated Creditor contrary to the provisions of this Agreement are received in trust for the benefit of the Senior Creditor, will be segregated from other funds and property held by the Subordinated Creditor and will be immediately paid over to the Senior Creditor in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Obligations in accordance with the terms of the Loan Agreement.

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          (D)  The Senior Creditor is authorized to demand specific performance of this Agreement, whether or not the Company has complied with any of the provisions of this Agreement applicable to it, at any time when the Subordinated Creditor has failed to comply with any provision of this Agreement applicable to it.

          (E) The Subordinated Creditor consents and agrees that the Senior Creditor is under no obligation to marshal any assets in favor of the Subordinated Creditor or otherwise in connection with obtaining payment of any or all of the Senior Obligations from any Person or source and hereby waives any right that it may now or in the future have to the fullest extent permitted by applicable law to any such marshalling of assets or similar relief.

          5. NO COMMENCEMENT OF ANY PROCEEDING. The Subordinated Creditor agrees that, so long as any of the Senior Obligations have not been paid in full, (i) it will not commence, or join with any creditor other than the Senior Creditor in commencing, any proceeding referred to in SUBSECTION 4(A) or take any other action, judicial or otherwise, to enforce the Subordinated Debt and
(ii) it will refrain from exercising any and all remedies available to it under the Subordination Loan Documentation and any and all remedies otherwise permitted by applicable law upon a default under any Subordinated Debt.

          6. RIGHTS OF SUBROGATION. The Subordinated Creditor agrees that no payment or distribution to the Senior Creditor under the provisions of this Agreement entitle the Subordinated Creditor to exercise any rights of subrogation in respect of such payments or distributions until the Senior Obligations have been paid in full.

          7. SUBORDINATION LEGEND; FURTHER ASSURANCES. (A) The Subordinated Creditor and the Company will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

          "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Obligations as defined in, and to the extent provided in, the Subordination Agreement dated as of June 13, 1996, by the maker of this instrument and payee named in this instrument in favor of American National Bank and Trust Company of Chicago."

The Subordinated Creditor and the Company will further mark its books of account in such manner as is effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument, upon the Senior Creditor's request cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend.

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          (B)  The Subordinated Creditor and the Company will, at the Company's expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Senior Creditor may reasonably request, in order to protect any right or interest granted or purported to be granted by this Agreement or to enable the Senior Creditor to exercise and enforce its rights and remedies under this Agreement.

          8. NO CHANGE IN OR DISPOSITION OF SUBORDINATED DEBT. (A) The Subordinated Creditor agrees that it will not (i) cancel or otherwise discharge any of the Subordinated Debt (except upon payment in full to the Senior Creditor as contemplated by SUBSECTION 4(A)); provided that the Subordinated Creditor may convert or contribute the Subordinated Debt to the common equity of the Company or (ii) subordinate any of the Subordinated Debt to any other indebtedness of the Company other than the Senior Obligations.

          (B) The Subordinated Creditor further agrees that it will not sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt except as set forth in SUBSECTION 8(A).

          9. AGREEMENT BY THE COMPANY. The Company agrees that it will not make any payment of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

          10. OBLIGATIONS UNDER THIS AGREEMENT NOT AFFECTED. (A) All rights and interests of the Senior Creditor under this Agreement, and all agreements and obligations of the Subordinated Creditor and the Company under this Agreement, remain in full force and effect irrespective of:

          (i) any lack of validity or enforceability of the Loan Agreement, the Notes or the other Financing Agreements;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to or departure from the Loan Agreement, the Notes or the other Financing Agreements;

          (iii) any exchange, release or nonperfection of any Collateral, or any release or amendment or wavier of or consent to or departure from any guaranty, for all or any of the Senior Obligations; or

          (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Senior Obligations or the Subordinated Creditor in respect of this Agreement.

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          (B)  This Agreement continues to be effective or reinstated, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by the Senior Creditor upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

          (C) Except as specifically described in this Agreement, nothing contained in this Agreement or in any instrument evidencing any Subordinated Debt is intended to or impairs, as between the Company, its creditors other than the Senior Creditor, and the Subordinated Creditor, the obligations of the Company, which are absolute and unconditional, to pay to the Subordinated Creditor the Subordinated Debt as and when it becomes due and payable in accordance with its terms, subject, however, to the terms of this Agreement. Except as specifically described in this Agreement, nothing contained in this Agreement or in any instrument evidencing any Subordinated Debt is intended to or affects the relative rights of the Subordinated Creditor and creditors of the Company other than the Senior Creditor. As between the Company, its creditors other than the Senior Creditor and the Subordinated Creditor, no payments or distributions otherwise payable or deliverable in respect of the Subordinated Debt, which are paid or delivered to the Senior Creditor under this Agreement, are deemed to be a payment by the Company on account of the Subordinated Debt.

          11. COVENANTS. The Subordinated Creditor covenants that (i) it will not grant any party any lien, security interest, charge or encumbrance with respect to the Subordinated Debt and (ii) the Subordinated Debt will not be represented by any instrument or document other than the Subordinated Debt Documentation.

          12. INFORMATION CONCERNING FINANCIAL CONDITION OF THE COMPANY. The Subordinated Creditor assumes responsibility for keeping itself informed of the financial condition of the Company and of all other circumstances bearing upon the risk of nonpayment of the Subordinated Debt or any part of the Subordinated Debt, that diligent inquiry would reveal. The Subordinated Creditor agrees that the Senior Creditor has no duty to advise it of information known to the Senior Creditor regarding such condition or any such circumstance. In the event that the Senior Creditor in its sole discretion undertakes at any time or from time to time to provide any such information to the Subordinated Creditor the Senior Creditor is under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which it wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Subordinated Creditor.

          13. SUBORDINATED CREDITOR'S WAIVERS. (A) The Subordinated Creditor and the Company expressly waive all notice of the acceptance by the Senior Creditor of the subordination and other provisions of this Agreement and all other notices not specifically required under the terms of this Agreement whatsoever, and the Subordinated Creditor and the Company expressly consent to reliance by the Senior Creditor upon the subordination and other agreements as provided in this Agreement.

          (B)  The Subordinated Creditor agrees that the Senior Creditor:

          (i) has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Agreement or the other Financing Agreements or the collectibility of the Liabilities;

          (ii) is entitled to manage and supervise its loans to the Company in accordance with applicable law and the terms of the Loan Agreement and the other Financing Agreements and without regard to the existence of any rights that the Subordinated Creditor may now or in the future have in or to any of the assets of the Company,

          (iii) has no liability to the Subordinated Creditor for, and the Subordinated Creditor waives and releases the Senior Creditor from any and all liability with respect to, any claim which the Subordinated Creditor may now or in the future have against the Senior Creditor arising out of
     (a) any and all actions which the Senior Creditor takes or omits to take in connection with the Senior Obligations (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Collateral and other security for the Liabilities), (b) any and all actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, (c) any and all actions with respect to the collection of any claim securing all or any part of the Liabilities from any account debtor, guarantor or any other party with respect to the Loan Agreement or the other Financing Agreements or the collection of the Liabilities or the valuation, use, protection or release of the Collateral and/or other security for the Liabilities and (iv) the Senior Creditor's election, in any bankruptcy proceeding, of the application of section 1111(b)(2) of the United States Bankruptcy Code, 11 U.S.C. Section 1111(b)(2).

          14. AMENDMENT; WAIVER This Agreement may be amended only by a writing executed by the Subordinated Creditor, the Company and the Senior Creditor. No waiver of any provision of this Agreement is effective unless it is in writing and signed by the Subordinated Creditor, the Company and the Senior Creditor.

          15. EXPENSES. The Company and the Subordinated Creditor jointly and severally agree to pay, upon demand, to the Senior Creditor the amount of any and all reasonable expenses, including the reasonable fees and expenses of its attorneys and paralegals, which the Senior Creditor may incur in connection with the exercise or enforcement of its rights or interests under SUBSECTION 4(B)(i).

          16. ADDRESSES FOR NOTICES. All demands, notices and other communications provided for under this Agreement must be in writing (including telegraphic or facsimile communication) and mailed, sent by facsimile transmission or delivered to such party at the address specified on the signature page of this Agreement or at such other address as is designated by such party in a written notice to each other party complying as to delivery with the terms of this SECTION 16. All such demands, notices and other communications are effective (a) three business days after deposited in the U.S. mails, postage prepaid, (b) upon receipt of confirmation of transmission when sent by telecopy and (c) upon delivery when delivered, as the case may be.

          17. NO WAIVER; REMEDIES. No failure on the part of the Senior Creditor to exercise, and no delay in exercising, any right under this Agreement operates as a waiver of such right, nor does any single or partial exercise of any right under this Agreement preclude any other or further exercise of such right or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

          18. CONTINUING AGREEMENT; TRANSFER OF NOTES. This Agreement is a continuing agreement and (a) remains in full force and effect until the Senior Obligations have been paid in full, (b) is binding upon the Subordinated Creditor, the Company, the Senior Creditor and their respective successors, transferees, participants and assigns and (c) inures to the benefit of and is enforceable by the Senior Creditor and the Subordinated Creditor and their successors, transferees, participants and assigns. Without limiting the generality of the foregoing CLAUSE (c), the Senior Creditor may, in accordance with the Loan Agreement, assign, participate or otherwise transfer the Senior Obligations to any other person or entity, which person or entity upon such transfer becomes vested with all the rights in respect of such Senior Obligations granted to the Senior Creditor in this Agreement or otherwise.

          19. BANKRUPTCY. The Subordinated Creditor agrees that in the event bankruptcy proceedings are instituted by or against the Company, the Senior Creditor may consent to the use of cash collateral or provide postpetition financing under section 364 of the United States Bankruptcy Code, 11 U.S.C.
Section 364, to the Company on such terms and conditions and in such amounts as the Senior Creditor, in its sole discretion, may decide.

          20. GOVERNING LAW; SEVERABILITY. This Agreement is governed by, and construed in accordance with, the internal laws of the State of Illinois. If any portion or provision of this Agreement is determined to be invalid or unenforceable, all other provisions of this Agreement remain in full force and effect and this Agreement remains binding between the parties to this Agreement with respect to such remaining provisions.

          21. HEADINGS AND CAPTIONS. Headings and captions used in this Agreement are for convenience only and do not affect the construction of this Agreement.

          22. CONSENT TO JURISDICTION; WAIVERS. THE SUBORDINATED CREDITOR, IN CONNECTION WITH ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, CONSENTS TO THE JURISDICTION OF THE FEDERAL COURT OF THE NORTHERN DISTRICT OF ILLINOIS, OR, IF SUCH COURT LACKS JURISDICTION, THEN TO THE JURISDICTION OF THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO THE SUBORDINATED CREDITOR AT THE ADDRESS STATED IN THIS AGREEMENT. THE SUBORDINATED CREDITOR WAIVES TRIAL BY JURY, ANY OBJECTION BASED UPON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED UNDER THIS AGREEMENT.


                                    *   *   *

          Delivered at Chicago, Illinois, as of the day and year first above written.


                              DIAMOND HOME SERVICES, INC.


                              By: /s/ Ann Crowley Patterson
                                 ------------------------------------------
                                 Name:
                                 Title:

                                 Address:


                              DIAMOND EXTERIORS, INC.


                              By: /s/ Ann Crowley Patterson
                                 -----------------------------------------
                                 Name:
                                 Title:

                                 222 East Church Street
                                 Diamond Plaza
                                 Woodstock, Illinois  60098
                                 Attention: Donald G. Griffin
                                 Telephone: (815) 334-1414
                                 Telecopy:  (815) 334-1421


                              AMERICAN NATIONAL BANK AND
                                TRUST COMPANY OF CHICAGO


                              By: /s/ John W. Patterson
                                 -----------------------------------------
                                 John W. Patterson
                                 Second Vice President

                                 33 North LaSalle Street
                                 Chicago, Illinois  60690
                                 Attention: Lori H. Igleski
                                 Telephone: (312) 661-5000
                                 Telecopy:  (312) 661-0290